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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         WHEREAS, Unicorp, Inc., a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 dated July 14, 1998, a draft of which has been previously reviewed by the undersigned (the "Form S-8"), together with any and all exhibits and other documents having relation to the Form S-8;

         NOW, THEREFORE, the undersigned in her capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint L. Mychal Jefferson II as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things in her name and on her behalf in her capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in her name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form S-8, including specifically, but not limited to, power and authority to sign for the undersigned, in her capacity as a director or officer or both, as the case may be, of the Company, the Form S-8 and any and all other documents (including, without limitation, any amendments to the Form S-8 or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of July, 1998.



                                           /s/ Azie Taylor Morton
                                           ------------------------------------
                                           AZIE TAYLOR MORTON



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                                                                 EXHIBIT 24
                                POWER OF ATTORNEY

         WHEREAS, Unicorp, Inc., a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 dated July 14, 1998, a draft of which has been previously reviewed by the undersigned (the "Form S-8"), together with any and all exhibits and other documents having relation to the Form S-8;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint L. Mychal Jefferson II as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form S-8, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form S-8 and any and all other documents (including, without limitation, any amendments to the Form S-8 or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of July, 1998.



                                               /s/ Reginald V. Williams
                                               --------------------------------
                                               REGINALD V. WILLIAMS